Investor Day 2013B

September 19, 2013 New York, New York

Cautionary Statement 2

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This slide presentation and our accompanying oral remarks contain numerous “forward-looking statements” regarding, without limitation: our revenue, membership, and profitability growth projections; market and growth opportunities related to dually eligible members, to the Affordable Care Act (ACA) Medicaid expansion, and to the insurance exchanges or marketplaces; our capital requirements and potential financing sources; the ACA health industry fee and its expected reimbursement; projected growth from recent acquisitions in New Mexico and South Carolina; the settlement expected to be entered into by our California health plan; and various other matters. All of our forward-looking statements are subject to numerous risks, uncertainties, and other factors that could cause our actual results to differ materially. Anyone viewing or listening to this presentation is urged to read the risk factors and cautionary statements found under Item 1A in our annual report on Form

10-K, as well as the risk factors and cautionary statements in our quarterly reports and in our other reports and filings with the Securities and Exchange Commission and available for viewing on its website at www.sec.gov. Except to the extent otherwise required by federal securities laws, we do not undertake to address or update forward-looking statements in future filings or communications regarding our business or operating results.

Today

3

Approx. Time	Topic	Speaker
12:30pm-12:35pm	Opening Remarks	Juan José Orellana, SVP Investor Relations
12:35pm-1:10pm	Business Overview	Dr. J. Mario Molina, Chief Executive Officer
1:10pm-1:45pm	Health Plan Discussion	Terry Bayer, Chief Operating Officer
1:45pm-2:00pm	Q&A	
2:00pm-2:15pm	Break	
2:15pm-2:45pm	Financial Discussion	Joseph White, Chief Accounting Officer
2:45pm-3:05pm	Q&A	
3:05pm-3:50pm	Financial Discussion	John Molina, Chief Financial Officer
3:50pm-4:30pm	Q&A	
4:30pm	End of Program	

© 2013 Molina Healthcare, Inc.

Business Overview

J. Mario Molina, M.D.

President & Chief Executive Officer

September 19, 2013 New York, New York

Our Mission 5

To provide quality health services to financially vulnerable families and individuals covered by government programs.

© 2013 Molina Healthcare, Inc.

Business Snapshot 6

Our Markets (2Q2013)

Washing

ton

413

k Maine

Michiga

(2 Idaho n MMI

clinics) MMI 215 S

Wiscons

S in k

98k Ohio

Californ 240 MMIS New Jersey

ia Utah

355 87k k W Virginia Virgini

2	Illinois MMISDirect a Virgi US

k Delive n

(19 (3 ry Islan

clinics) clinics) ds4

New

Mexico1 South

92k Caroli

na3 Membership Profile

(2 clinics) Texas

266 MMIS Louisiana 77% TANF

k 81k Florida 15% 6% ABD

CHIP

clinics) (2 2% Medicare SNP

1.8 million members

1. As of August 1 „13, New Mexico membership increased to 172K members due to the acquisition of the Lovelace state contract

2. As of September 1 ?13, Illinois health plan began serving ABD members

3. South Carolina health plan is expected to begin serving South Carolina Medicaid members starting December 1 „13, as a result of the South Carolina Solutions asset acquisition

4. US Virgin Islands Medicaid management information system, in partnership with MMS West Virginia, went live on August 1 ?13

© 2013 Molina Healthcare, Inc.

We’ve Been Busy 7

Organic Growth Acquisitions Growth Capital Infrastructure

$550,000,000 February 2013

1.125% Convertible Senior Notes due 2020

Interest payable January 15 and July 15

© 2013 Molina Healthcare, Inc.

Long Term Incremental Growth Drivers 8

Please refer to the Company’s cautionary statements.

Estimated potential revenue run-rate by year-end 2015 associated with growth activities

Revenue4

$

Duals1 ACA2 Acquisiti

He iness

2015

1. Duals denotes revenue potential for dual eligibles in CA, MI, OH, TX, IL

2. ACA denotes revenue potential as a result of Medicaid expansion in CA, IL, MI, NM, and WA; and Marketplace in CA, FL, MI, NM, TX, UT, WA, OH, and WI

3. Acquisitions denote New Mexico (Lovelace), and South Carolina (Community Health Solutions assets)

4. All amounts are estimates and subject to change

© 2013 Molina Healthcare, Inc.

State of the Industry 9

Officials

warn of Michigan

Obamacare clears way

insurance Despite for

exchange rejection of Obamacare

delays Medicaid Medicaid

expansion, expansion

next steps

in

Obamacare

set to begin

in

Wisconsin

© 2013 Molina Healthcare, Inc.

U.S. Medicaid Spending Projections 10

Projected Medicaid Spending

2013-20221

$536B

$505B

$476B

$449B

$399B $422B

$372B

$331B

$297B

$265B

2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Medicaid spending continues to grow

1. Congressional Budget Office (CBO). http://www.cbo.gov/publication/43947 © 2013 Molina Healthcare, Inc.

U.S. Medicaid Enrollment 11

Annual Change in Medicaid Enrollment in 50 States and DC

June 2002 to June 20121

Annual 5.9% 4.3%3.2% 0.2% -0.5% 3.1% 7.8% 7.2% 4.7%2.5%

Percentage

Change 53M 54M

50M

47M

42M 43M 42M 44M

39M 41M

37M

Total Monthly

Enrollment

June 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Medicaid enrollment continues to grow

1. Kaiser Family Foundation. Medicaid Enrollment: June 2012 Data Snapshot © 2013 Molina Healthcare, Inc.

Welcome-Mat Effect 12

The intensity of outreach and awareness efforts associated with the Affordable Care Act may affect the increase in Medicaid enrollment and participation among previously eligible individuals.

MA Medicaid Unadjusted Enrollment

Rates1

Controls Massachusetts

80%

70%

60%

50%

40%

30%

20%

2003 2004 2005 2006 2007 2008 2009 2010 2011

Medicaid enrollment increased by ~16% in MA as a result of outreach efforts

1. Health Affairs Journal. “Medicaid „Welcome-Mat? Effect of Affordable Care Act Implementation Could be Substantial”, July 2013

© 2013 Molina Healthcare, Inc.

Medicaid Expansion 13

Where Molina States Stand on Medicaid Expansion as of August 20131

WA

WI MI

UT OH

CA

NM SC

TX

Participating

FL

Leaning Toward

Participating

Leaning Toward Not

Participating

Not Participating

1. The Advisory Board Company. Beyond the pledges: Where the states stand on Medicaid © 2013 Molina Healthcare, Inc.

California Managed Care Adoption

14

Govt Program	San Bernardino/Riverside	Los Angeles	San Diego	Sacramento
Medi-Cal	**Molina Healthcare** Inland Empire Health Plan	Health Net **(Molina as Subcontractor)** L. A. Care Health Plan	**Molina Healthcare** Care 1st Partner Plan Community Health Group Health Net Kaiser Permanente	**Molina Healthcare** Anthem Health Net Kaiser Permanente
Medicare SNP	**Molina Healthcare** Inland Empire Health Plan Kaiser Permanente Scan Healthplan	**Molina Healthcare** Health Net L. A. Care Health Plan	**Molina Healthcare** Care 1st Partner Plan Community Health Group Health Net	**Molina Healthcare** Health Net Kaiser Permanente
MMP	**Molina Healthcare** Inland Empire Health Plan	Health Net L. A. Care Health Plan	**Molina Healthcare** Care 1st Health Plan Community Health Group Health Net	N/A[1]
and now… **Marketplace**	**Molina Healthcare** Anthem Blue Shield Health Net Kaiser Permanente	**Molina Healthcare** Anthem Blue Shield Health Net Kaiser Permanente L.A. Care Health Plan	**Molina Healthcare** Anthem Blue Shield Health Net Kaiser Permanente Sharp Health Plan	Anthem Blue Shield Kaiser Permanente Western Health Advantage

Well represented in programs for low-income population

1. Carved Out

© 2013 Molina Healthcare, Inc.

MOLINA HEALTHCARE

Priority Customer Segment for the Marketplaces 15

Medicaid transitioners; parents of CHIP

members; ex-Medicaid members; low

income uninsured 100% FPL –

Heavily subsidized

Used to getting care from safety net 250% FPL

providers Annual income levels

Require enhanced services for individuals

$11.5K—$27K+

250%+

Annual forFPL income levels

individuals

$28K—$45K

Ensuring continuity of care to Medicaid transitioners

2013 Molina Healthcare, Inc.

Marketplace – Covered California 16

Premium assistance for marketplace is calculated based on the federal poverty scale. Individuals who earn <138% of the FPL qualify for Medicaid.

FEDERAL POVERTY LEVELS & INCOME1

Size of

Househol 133% 138% 150% 200% 250%

d

1	$15,282 $ 15,900 $17,235 $ 22,980 $28,725
2	$20,628 $ 21,500 $23,265 $ 31,020 $38,775
3	$25,975 $ 27,000 $29,295 $ 39,060 $48,825

CA Minimum 4 $31,322 $ 32,499 $35,325 $ 47,100 $58,875

$Wage8.00per hour 5 $36,668 $ 38,047 $41,355 $ 55,140 $68,925

$16,640annualized Hourly rate

$12.49

Hourly rate

$14.08

Small hourly rate increases can affect Medicaid eligibility and marketplace subsidies

1. www.medicaid.gov

© 2013 Molina Healthcare, Inc.

Marketplace – Covered California 17

Covered California Bronze Plan monthly pricing for 40-year-old individual, non-smoker in San Bernardino/Riverside

Income Level 133% FPL 150% FPL 200% FPL 250% FPL

Bronze Bronze Member Member Member Member

Carrier Plan Plan Subsidy Subsidy Subsidy Subsidy

Price Rank Premium Premium Premium Premium

Molina $ 204 1 —$221 $2 $ 202 $66 $ 138 $ 138 $ 66

Anthem $ 219 2 —$221 $17 $ 202 $66 $ 138 $ 138 $ 66

Kaiser $ 226 3 $5 $221 $24 $ 202 $81 $ 138 $ 153 $ 66

Health Net $ 270 4 $49 $221 $68 $ 202 $132 $ 138 $ 204 $ 66

CA Molina Premium Revenue PMPM (Medicaid TANF)………….………… $103

Consolidated Premium Revenue PMPM (Medicaid TANF)………………… $182

© 2013 Molina Healthcare, Inc.

Basic Health Plan 18

Optional coverage program under the Affordable Care Act (ACA)

Offers continuity of coverage for individuals who:

Are ineligible for Medicaid and <65; ??Have incomes at or below 200% FPL; and

Do not have access to affordable employer – or government sponsored coverage

States receive 95% of what federal government would have spent on tax credits and subsidies for out-of-pocket costs in the marketplace

Operational starting in 2015 for interested states

© 2013 Molina Healthcare, Inc.

Mitigating our Risk 19

Reinsurance

Risk Corridors

Risk Adjustment

2013 Molina Healthcare, Inc.

Tailwinds & Headwinds 20

Tailwinds Headwinds

Medicaid expansion Delayed state implementations Footprint includes 4 of 5 largest Industry tax Medicaid markets Uniquely positioned to capture Medical cost pressure associated dual eligible enrollment with new contracts/populations

© 2013 Molina Healthcare, Inc.

Strategic Priorities 21

Mission Priorities

Manage our growth

Organic growth

Medicaid expansion

Dual eligible population

RFPs

Margin Expansion

Leverage our business portfolio

Health plan business

MMS

Our mission is to provide quality • Direct delivery health services to financially vulnerable families and ? Strive for operational excellence individuals covered by • Quality care government programs. • Star ratings

2013 Molina Healthcare, Inc.

The More Things Change, The More We Stick to Our

Strategy 22

10th Anniversary as a listed company

(July 2, 2013)

© 2013 Molina Healthcare, Inc.

Health Plan Discussion

Terry Bayer

Chief Operating Officer September 19, 2013 New York, New York

Molina MCO Footprint & Planned Growth 24

MCO Markets Planned Duals Planned Marketplace

© 2013 Molina Healthcare, Inc.

Preparing for Growth – Operational Priorities 25

People Process Technology

15% YTD employee ? Product development ? Premium billing &

growth ? Pricing collections

Dedicated team for ? Network customization ? Member 360

Marketplace ? Premium billing and ? Upgraded care

Expanded Medicare collection management software

team for Duals ? Marketing/Sales/ ? Clear Coverage™

Demonstration Advertising ? Telephony upgrade

LTSS management

Infrastructure build precedes revenue

© 2013 Molina Healthcare, Inc.

One Molina 26

Enterprise wide approach to business processes

© 2013 Molina Healthcare, Inc.

Technology—Molina IT Investment Portfolio 27

Contractual Obligations & Compliance

12%

Operational New Business

Improvements

25% & Business Transformation

63%

Infrastructure costs being driven by new business

© 2013 Molina Healthcare, Inc.

28

Organic Growth: Ohio



In Q3 2013 Molina expanded into 38 new counties.

Molina Healthcare of Ohio
Historical Enrollment Growth
Jun 2013-Aug 2013


Service Area Expansion
240K
260K
Jun-13
Aug-13

New Molina Statewide Service Area
260K Members


Cleveland
Columbus
Dayton
Cincinnati
Expansion service area
Existing service area

© 2013 Molina Healthcare, Inc.

Organic Growth: Florida Long-Term Care (LTC)

Program 29

Consolidates numerous individual LTC waivers (including Nursing Home Diversion program) ??Management of LTC services in least restrictive setting

Stand-alone LTC program

Strong coordination with acute benefits required

Florida LTC Service Area

Under the LTC program, Molina will provide long-term care benefits including institutional and home and community- Region 5

Go based services. Live Region 6

Anticipated LTC Date: 2/1/14 Go

Rates: Live Date:

$3,200-$3,500 2/1/14 PMPM

11 Region

Go Live 12/1/1 Date: 3

© 2013 Molina Healthcare, Inc.

Acquisition: New Mexico 30

Molina Healthcare of New

Mexico

Historical Enrollment Growth

Jul 2013-Aug 2013

172K

Assumed Lovelace NM

Medicaid Members

Effective August 1, 2013,

Molina assumed Lovelace

Community Health Plan?s 92K

contract for the Medicaid

Salud! Program in New

Mexico.

Consideration:

$54 million Jul-13 Aug-13

Molina is currently the largest Medicaid operator in New Mexico

© 2013 Molina Healthcare, Inc.

Acquisition: South Carolina

Molina has acquired the assets of a South Carolina Medicaid plan, South Carolina Solutions (SCS), from Community Health Solutions of America.

Molina Statewide Service

Area

1.6M Medicaid eligibles

Member transfer has an anticipated effective date of December 1, 2013.1 There are 136K SCS members eligible for transfer to Molina.

Consideration: $59 million

1. Contingent on the state?s granting Molina a HMO license and a full-risk Medicaid managed care contract, and the state?s conversion of the Medical

Homes Network program to a full-risk Medicaid managed care program.

© 2013 Molina Healthcare, Inc.

Medicare-Medicaid Plan (MMP)

Implementations

Dual Eligible

Illinois Michigan

Molina Counties: 15 counties

in 1 Region (Central Region) RFP Response Submitted

Going Live: 1/1/14

California

Molina Counties: San

Diego,

Riverside, San Bernardino

Going Live: 4/1/14

Ohio

Molina Counties: 13 counties

in 3 Regions (Southwest,

Central

and West Central Regions)

Going Live: 3/1/14

South Carolina

Application Filed: Mid-

September

State expected to work with

existing Medicaid Providers

Texas

Going Live: 1/1/15

Contracts awarded to State will work with existing

MOH Medicaid Providers

RFP response or application

in progress

© 2013 Molina Healthcare, Inc.

California Duals Implementation Timeline

A moving target

2013 2014

What we

knew as Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr of

Septembe Anticipated 6/1/2013 Go-Live r 2012 Enrollment begins in

CA Duals

Demonstration

2013 2014

What we

knew as

of Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr

January 1/1/2014

2013 Enrollment Anticipated begins Go-Live in

CA Duals

Demonstration

2013 2014

What we

know as Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr

of

Septembe 7/2013 Anticipated 4/1/2014 Go-Live

r 2013… Completed Plan Enrollment begins in

Readiness Review CA Duals

Demonstration

© 2013 Molina Healthcare, Inc.

Molina’s Target Markets for Health Insurance Marketplaces

Washing ton 200 Michiga

Wiscons n K in 246

in Eligibles Molina 150 k Counties

k Eligibles in

Eligibles Molina

Californi in CountieOhio

a Utah Countie Molina s264

1.4 Utah87k s Ohiok

M 90kEligible 285k

Eligibles Eligibles Molina s in New Eligiblesin Eligibles

Molina in in s CountieMolina 130 Mexico inCountie Molina Molina

Countie Counties Countiess s k

Eligibles Texas

in 693

Molina Florida

Countie k 546 s

Eligibles in k

Molina Eligibles

Countie in

s Molina

Counties

State-run Marketplace

State-Fed partnership

marketplace

Federally facilitated

marketplace

© 2013 Molina Healthcare, Inc.

Q&A

© 2013 Molina Healthcare, Inc.

Affordable Care Act (ACA) Health Insurer Fee

Joseph White

Chief Accounting Officer September 19, 2013 New York, New York

ACA Insurer Fee

Please refer to the Company’s cautionary statements.

Section 9010 of the Patient Protection and Affordable Care Act (ACA) and Section 1406 of the Reconciliation Act impose an annual fee on the health insurance industry starting in 2014.

Allocated based upon plan s relative share of premiums in prior year (“data year”)

Full liability is incurred on January 1st of the fee year

Oliver Wyman estimates the increase in premiums to cover the fee would be 1.9% to 2.3%1 Insurers notified of liability by August 31st Fee payment due by September 30th

Year Industry Fee1 Molina Fee2

2014 $8.3B $ 100M

2015 $11.3B $ 140M

2016 $11.3B $ 140M

2017 $13.9B $ 170M

2018 $14.3B $ 170M

2019 indexed -

Source(s):

1. Section 9010 of the Patient Protection and Affordable Care Act (ACA)

2. MOH estimated

Note(s):

1. Oliver Wyman November 2012 , “Annual Tax Insurers Allocated by State”

© 2013 Molina Healthcare, Inc.

Items Related to ACA Insurer Fee

Please refer to the Company’s cautionary statements.

State Reimbursement of Fee Fee Not Tax Deductible Capital Funding Requirements Timing and Recognition

© 2013 Molina Healthcare, Inc.

Why Do We Think We’re Going To Be Reimbursed?

Please refer to the Company’s cautionary statements.

Reimbursement of assessments (like the ACA insurer fee) is specifically required for actuarial soundness.

American Academy of Actuaries:

“Medicaid benefit plan premium rates are “actuarially sound” if….projected premiums…provide for all reasonable, appropriate and attainable costs, including health benefits, health benefit settlement expenses, marketing and administrative expenses, any state-mandated assessments and taxes, and the cost of capital.“1

Milliman:

“Regulations issued by CMS require Medicaid managed care premiums to be actuarially sound and that states obtain an actuarial certification from a qualified actuary. While CMS does not have set criteria to determine actuarial soundness, taxes are widely recognized as a reasonable and unavoidable cost of doing business for Medicaid managed care organizations (MCOs) and are included in Medicaid managed care premiums“2

Milliman serves as consulting actuary to Molina state partners in FL, IL, MI, NM, UT and WA

Ohio Integrated Dual Eligibles Draft Rate Memorandum (May 2013):

“If it is later determined that the ICDS is subject to the health insurer fee, in whole or in part, a rating adjustment will need to be made to the CY2014 component of the Medicaid rates“3

Michigan Rate Development Fiscal Year 2014

“We have estimated that the fee (health insurance assessment fee) will range from a 0% impact to a 4% impact on the capitation rates specific to the State of Michigan Medicaid program. This impact is considered part of the actuarial certification of the rates. It is anticipated that MDCH will pay to the health plans the exact amount due for each health plan following receipt of notification of the health insurance fee. …… The allowance for the corporate income tax should be considered a portion of the health insurance assessment fee capitation rate adjustment

…….for any individual health plan” 4

Note(s):

1. American Academy of Actuaries Practice Note, August 2005, “Actuarial Certification of Rates for Medicaid Managed Care Programs”

2. Milliman Research Report, April 2013, “ACA Health Insurer Fee – Estimated Impact on the U.S health insurance industry”

3. Mercer, May 10 2013, “Integrated Care Delivery System Opt-In-Rates – Calendar Years 2013 and 2014”

4. Milliman September 13, 2013, “Michigan CSHCS Capitation Rate Development”

© 2013 Molina Healthcare, Inc.

Lack of Deductibility Requires Gross Up

Please refer to the Company’s cautionary statements.

States have always reimbursed us for the gross up required for premium taxes.

Deductible Premium Tax

For illustrative purposes only

assumes a 10% premium tax rate

Premium &

Reimbursement

$0.11

Reimbursement of Tax

=

$0.10 / ( 1- prem. tax

$1.00

rate)

= $0.11

Gross Up

$0.10

Prem. Tax

$0.01

Incremental

Prem. Tax

Premium taxes must be paid on all

premium—even the premium that

reimburses us for premium taxes

Non-Deductible Excise

Tax

For illustrative purposes only

assumes a 35% federal income tax

rate & 10% excise tax

Premium &

Reimbursement

Reimbursement of Tax =

$0.15 $0.10 / ( 1- income tax rate)

= $0.15

$1.00

Gross

Up

$0.10

Excise Tax $0.05

Income Tax

The ACA Insurer fee is an excise tax and is

non tax deductible. Income taxes will be

paid on premiums received to cover the fee

© 2013 Molina Healthcare, Inc.

ACA Fee & Reimbursement – Timing & Recognition (GAAP) [1]

41

Please refer to the Company's cautionary statements.

	Dec 31	Jan 1	Sep 30
Reporting & Recognition	**"Non-Recognized" (Type II) Subsequent Event**	**Recognize Liability & Begin Expense Recognition**	**Pay Fee**
Description	• Disclosure only	• Full liability recognized on Jan 1 based on net premiums written in prior year	• Non cash transaction until fee paid
Accounting/ Disclosure	• Disclose nature of assessment & estimate financial effect	• Rcrd. Current Asset Full Amount • Rcrd. Current Liability Full Amount • Rcrd. Expense (1/12 per month) • Rcrd. revenue (1/12) if fully reimbursed	• Decr. Liability • Decr. Cash
Impact	• Disclosure only	• No equity impact if fully reimbursed • No P&L impact if fully reimbursed	• Asset/Liability offset

Note(s):
1. Based on Accounting Standards Update (ASU) No. 2011-06: Fees Paid to the Federal Government by Health Insurers

© 2013 Molina Healthcare, Inc.

MOLINA HEALTHCARE

ACA Fee & Reimbursement – Timing & Recognition (STAT)[1]

42

Please refer to the Company's cautionary statements.

	Dec 31	Jan 1		Sep 30
Reporting & Recognition	**"Non-Recognized" (Type II) Subsequent Event**	**Recognize Liability & Begin Expense Recognition**	**Begin Establishing Special Surplus Reserve for <u>Next Year Payable</u>**	**Pay Fee**
Description	• Disclosure only	• Full liability recognized on Jan 1 based on net premiums written in prior year	• Statutory Net Worth Reclassification	• Non cash transaction until fee paid
Accounting/ Disclosure	• Disclose nature of assessment & estimate of financial effect, including pro forma net worth impact as of Dec 31	• Rcrd. Current Asset Full Amount • Rcrd. Current Liability Full Amount • Rcrd. Expense (1/12 per month) • Rcrd. revenue (1/12) if fully reimbursed	• Monthly, reclassify 1/12 of <u>next year's</u> estimated fee from Unassigned to Special Surplus	• Decr. Liability • Decr. Cash
Impact	• Disclosure only	• Decr. Surplus as asset is non-admitted • Incr. capital requirements • No P&L impact if fully reimbursed	• Potentially reduce amount available for dividends	• Asset/Liability offset

Note(s):
1. Based on SSAP 35R exposure Draft as of August 26. 2013

© 2013 Molina Healthcare, Inc.

MOLINA HEALTHCARE

Q&A 43

© 2013 Molina Healthcare, Inc.

Funding Our Growth

John Molina

Chief Financial Officer September 19, 2013 New York, New York

Long Term Incremental Growth Drivers

45

Please refer to the Company's cautionary statements.

Estimated potential revenue run-rate by year-end 2015 associated with growth activities


Revenue4
~$8B
~$2B
~$2B
~$0.5B
~$12.5B
Current Health Plan Business 2015
Duals1
ACA2
Acquisitions3
Total 2015

1. Duals denotes revenue potential for dual eligibles in CA, MI, OH, TX, IL
2. ACA denotes revenue potential as a result of Medicaid expansion in CA, IL, MI, NM, and WA; and Marketplace in CA, FL, MI, NM, TX, UT, WA, OH, and WI
3. Acquisitions denote New Mexico (Lovelace), and South Carolina
4. All amounts are estimates and subject to change

© 2013 Molina Healthcare, Inc.

MOLINA HEALTHCARE

Dual Eligibles Market Opportunity 46

Please refer to the Company’s cautionary statements.

Dual Dual Eligibles Estimated

State Eligibles in Molina Potential

Statewide Service Areas Enrollment1

California2 527K 122K 44K

Ohio2 115K 48K 25K

Illinois2 156K 18K 5K

Michigan2 199K 62K 10K

Texas3 214K 132K 5K

Total 1.3M 382K 89K

Annualized Potential Revenue.…………………………………… $2.0B

Source: Company estimates, figures may not add due to rounding

1. Estimated enrollment denotes Dual members before opt out for year end 2015

2. 2014 start date

3. 2015 Start date

© 2013 Molina Healthcare, Inc.

Medicaid Expansion Opportunity 47

Please refer to the Company’s cautionary statements.

Expansion Molinas

Eligibles in

State Estimated

Medicaid Enrollment

Managed Care

California 1M 90K

Illinois 300K 50K

Michigan 500K 40K

New Mexico 100K 40K

Washington 250K 70K

Total 2.2M 290K

Annualized Potential Revenue……………………….…

$1.0B

Source: Company estimates, figures may not add due to rounding

© 2013 Molina Healthcare, Inc.

Marketplace Opportunity

Please refer to the Company’s cautionary statements.

Number of Molinas

Marketplace Estimated

State Members in Marketplace

Molina Enrollment

Markets

California 1.4M 90K

Florida 546K 20K

Michigan 246K 20K

New Mexico 130K 10K

Ohio 264K 2K

Texas 693K 30K

Utah 87K 10K

Washington 200K 25K

Wisconsin 150K 40K

Total 3.7M 247K

Annualized Potential Revenue……………………

$1.0B

Source: Company estimates, figures may not add due to rounding

© 2013 Molina Healthcare, Inc.

Capital Needs

Please refer to the Company’s cautionary statements.

Current regulatory requirements

Future (anticipated) regulatory requirements in current and new states

Capital demands on health plans in the event of losses

Costs of acquisitions and other expansions

Costs of MMS implementations in new and existing states

Costs of infrastructure

© 2013 Molina Healthcare, Inc.

Sources of Capital

Please refer to the Company’s cautionary statements.

Current excess net worth

Parent Cash

Issuance of securities –

Debt

Equity

Convertible Future earnings

Alternative Financing –

Capital leases

Structured co-insurance or structured quota share

© 2013 Molina Healthcare, Inc.

Regulatory Capital and Requirements

Please refer to the Company’s cautionary statements.

Regulatory Capital

Regulatory capital at 6/30/13

approximately $0.6B; compared to a

requirement of approximately

$0.4B.

$0.6B

Excess

Regulatory $0.2B

Capital2

$0.4B Regulatory Required

Capital1

Growth Capacity

After adjusting for the estimated

ACA Fee; excess regulatory capital

will support $2.3B of additional

revenue $8.5B

Growth Capacity

with Existing $2.3B

Regulatory

Capital4

$6.2B

Annualized

Revenue3

Required minimum net worth on average is 7% of revenue

1. Denotes required regulatory capital for 6/30/13

2. Excess regulatory capital as of 6/30/13

3. Annualized Revenue as of 6/30/13

4. Denotes growth capacity assuming existing excess regulatory capital less $100M estimated capital required for the ACA fee

© 2013 Molina Healthcare, Inc.

Summary of Growth Capacity 52

Please refer to the Company’s cautionary statements.

Revenue Growth

Capacity

$11.2B—

$17.$2.0B2B

Capital Revenue capacity

$2.0B dependent

$0.8B—$ 1.1B on profitability

$2.0B

Retained earnings @ 1.5%1 $0.1B We are here

Retained earnings @ 1.0%1 $0.1B $2.7B

Retained earnings @ 0.5%1 $0.1B

Parent Cash2 $0.2B $2.3B

Current excess capital3 $ 0.2B Current Revenue

Capacity

$6.2B

$0.4B

Current required capital

Required minimum net worth on average is 7% of revenue

1. Retained earnings @ % of net income margin, each 0.5% equates to $0.1B. Anticipated $25 billion revenue for the 30 months ended 12/31/15

2. Parent cash as of 6/30/13 net of $187M for repayment of 3.75% convertible notes and $150M for our South Carolina and New Mexico acquisitions (consideration and subsidiary funding requirements)

3. Current excess capital 6/30/13 net estimated capital required for ACA insurer fee

© 2013 Molina Healthcare, Inc.

Why We Might Want To Raise More Capital

Please refer to the Company’s cautionary statements.

Acquisitions

Capital expenditures Variability in profitability Timing New benefits Growth above expectations Desire for capital cushion

© 2013 Molina Healthcare, Inc.

Adjusted Net Income Per Share

John Molina

Chief Financial Officer September 19, 2013 New York, New York

Why Use Adjusted Net Income per Share 55

Please refer to the Company’s cautionary statements.

Other companies who use the same measures:

Catamaran Corporation

HMS Holdings Corporation

Laboratory Corporation of America

Team Health Holdings

Universal American Corporation

WellCare Health Plans

Significant and growing non-cash expense items

Equity compensation

Convertible senior notes

Depreciation and amortization

Youve asked for it!

Enhances period to period comparability

© 2013 Molina Healthcare, Inc.

Adjusted Net Income Per Share1

Please refer to the Company’s cautionary statements.

$2.93

$ 2.00

$1.67 $1.72 Adjusted Net

Income Per Diluted

$ 1.00 Share, Continuing

Operations

Net Income Per

$ 0.27 Diluted Share,

Continuing

Operations

2011 2012 June 2013 YTD

1. Adjusted net income per diluted share, continuing operations is a non-GAAP financial measure used by management as a supplemental metric to evaluate the Companys financial performance. Management believes this non-GAAP financial measure aids in the comparison of performance between periods by removing the net-of-tax impact of depreciation, amortization, stock-based compensation, amortization of convertible senior notes, and changes in the fair value of derivatives.

© 2013 Molina Healthcare, Inc.

Adjusted Net Income Per Share1

Please refer to the Company’s cautionary statements.

Reconciliation of Net Income Per Diluted Share,

Continuing Operations to Adjusted Net Income Per

Diluted Share, Continuing Operations

FY 2011 FY 2012 June 2013

YTD

Net income per diluted share, $ 1.67 $ 0.27 $ 1.00

continuing operations

Depreciation and amortization of 0.64 0.75 0.46

capitalized software

Stock-based compensation 0.23 0.31 0.20

Amortization of intangible assets 0.32 0.29 0.13

Amortization of convertible senior notes 0.07 0.08 0.13

Change in fair value of derivatives — 0.02 0.08

Adjusted net income per diluted share,

continuing operations1 $ 2.93 $ 1.72 $ 2.00

1. Adjusted net income per diluted share, continuing operations is a non-GAAP financial measure used by management as a supplemental metric to evaluate the

Companys financial performance. Management believes this non-GAAP financial measure aids in the comparison of performance between periods by removing the net-of-tax impact of depreciation, amortization, stock-based compensation, amortization of convertible senior notes, and changes in the fair value of derivatives. This non-GAAP financial measure should not be considered as an alternative to the GAAP measure of net income per diluted share, continuing operations, nor should it be considered in isolation from that GAAP measure of financial performance.

© 2013 Molina Healthcare, Inc.

Q&A

© 2013 Molina Healthcare, Inc.

Tentative CA Settlement Agreement

John Molina

Chief Financial Officer September 19, 2013 New York, New York

CA Department of Health Care Services (DHCS) Tentative Settlement Agreement

Please refer to the Company’s cautionary statements.

Molina has reached a tentative settlement with DHCS, which is conditioned on final governmental approvals

The tentative settlement includes the creation of a settlement account that will commence on January 1, 2014 and will be for four years (to December 31, 2017)

As part of the this tentative agreement, DHCS has agreed to extend several of Molinas Medi-Cal contracts

In addition, the tentative settlement agreement envisions that Molina will be a Medi-Cal Managed Care Plan in Imperial County

This tentative settlement will resolve several MediCal rate disputes with DHCS dating back to 2003

Following final governmental review and approval, if obtained, we will provide an update

© 2013 Molina Healthcare, Inc.

Investment Highlights

Please refer to the Company’s cautionary statements.

Attractive sector growth prospects driven by government policies and economic conditions

Focus on government-sponsored health care programs

Proven flexible health care services portfolio (risk-based, fee-based and direct delivery)

Diversified geographic exposure in 15 states with significant presence in high growth regions

Scalable administrative efficiencies stemming from centralized and standardized functions

Seasoned management team with strong track record of delivering earnings growth

Over 30 years of experience

© 2013 Molina Healthcare, Inc.

Q&A

© 2013 Molina Healthcare, Inc.